SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 3, 2011

SHAMIKA 2 GOLD, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-126748	98-0448154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1350 Broadway, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

(514) 931-9990
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

1.           Previous Independent Registered Public Accounting Firm.

A.  On March 25, 2011, the Board of Directors of the Registrant dismissed its independent registered public accounting firm, Gruber & Company, LLC (“Gruber”).

B.  The report of Gruber for the year ending December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The decision to change accountants was approved by the Registrant's board of directors on March 25, 2011, and on such date Hancock Askew & Co, LLP (“Hancock”) was engaged as the Registrant's new independent registered public accountants. The Registrant did not consult Hancock regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Registrant’s financial statements.

D.  During the Registrant's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no disagreements with Gruber on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Gruber, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Registrant’s financial statements.

E.   The Registrant has made the contents of its Form 8-K available to Gruber and requested it to furnish a letter to the Commission as to whether Gruber agrees or disagrees with, or wishes to clarify the Registrant's expression of their views. Gruber has furnished the requested letter which is attached to this Form 8-K/A as Exhibit 16.1.

2.           New Independent Registered Public Accounting Firm.

The Registrant has engaged Hancock as its new independent certified public accounting firm to audit the Registrant’s financial statements December 31, 2010. During the two most recent years or any subsequent interim period prior to engaging Hancock, the Registrant did not consult such firm on any of the matters regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 21, 2011, Anthony Keough resigned as the Registrant’s Secretary.  On March 28, 2011, Elizabeth Nantel was appointed as his replacement as Secretary.  Ms. Nantel has not been involved in any transaction with the Company that would require disclosure under Item 404(a) of the Regulation S-K.

Elizabeth Nantel- Secretary

Mrs. Nantel is a Corporate Finance, Securities and Transaction Lawyer with over twenty years of experience in business transactions, reorganizations, real estate, and mergers and acquisition.  Mrs. Nantel has been a member of the Quebec Bar for 20 years.  She was a Partner of Miller Thomson LLP since March 2006. She was the co-founding partner of Charette Nantel Attorneys LLP, a corporate finance and securities law firm located in Montreal, Quebec, Canada. Prior thereto, she began her career at Stikeman Elliott LLP and also worked as in-house legal counsel for major companies.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from Gruber & Company, LLC

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SHAMIKA 2 GOLD, INC.

Date: May 2, 2011	By:	/s/ Robert Vivian
Name: Robert Vivian
Title: President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

16.1	Letter from Gruber & Company LLC

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